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                                                                   EXHIBIT 99.19


$194,717.70                                                      August 31, 1995
                                                                  Houston, Texas

                                PROMISSORY NOTE


         FOR VALUE RECEIVED, the undersigned, V. H. Van Horn ("Maker"), unconditionally promises to pay to the order of National Convenience Stores Incorporated, a Delaware corporation ("Payee"), at 100 Waugh Drive, Houston, Texas 77007 ("Holder"), the principal sum of One Hundred Ninety-Four Thousand Seven Hundred Seventeen and 70/100 ($194,717.70) Dollars in legal and lawful money of the United States of America, with interest on the unpaid balance from the date hereof until maturity at the rate of nine percent (9%) per annum. The principal of this Promissory Note is payable on August 31, 1996. Earned interest then accrued and unpaid is due and payable beginning October 1, 1995, and thereafter on the first day of each month until the principal amount of this Promissory Note is paid in full. All earned interest then accrued and unpaid on, and all principal of, this Promissory Note shall be due and payable in full on August 31, 1996.

         Each payment shall be credited first to the payment of accrued and unpaid interest and the remainder on the unpaid principal. Maker reserves the right to repay without penalty the entire principal of this Promissory Note at any time prior to maturity by paying the entire principal balance hereof with accrued interest to the date of prepayment.

         Should default be made in payment of any installment of interest or the payment of principal as the same becomes due and payable, the entire indebtedness evidenced hereby shall become immediately due and payable at the option of the Holder of this Promissory Note. Failure to exercise said option shall not constitute a waiver on the part of Holder to exercise the same at any other time. If default is made in the payment of this Promissory Note and it is placed in the hands of an attorney for collection, or collected through probate or bankruptcy proceedings, or if suit is brought on this Promissory Note, Maker agrees to pay all reasonable out-of-pocket expenses incurred by Holder in connection therewith, including at least ten (10%) percent of interest and principal then owing as reasonable attorney's fees, all of which shall become part of the principal hereof.

         All past due principal and interest on this Promissory Note shall bear interest at the rate per annum on a year of 365 or 366 days, as the case may be, which shall be equal to the maximum rate permitted by applicable law.

         No provisions of this Promissory Note shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

         Maker and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, notice of intention to accelerate, protest and notice of protest and diligence in collecting and bringing of suit



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against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security heretofore in whole or in part, with or without notice, before or after maturity.

         This Promissory Note is in renewal, replacement and rearrangement of
(i) that certain Promissory Note dated April 20, 1994, in the original stated principal amount of $225,000.00 executed by Maker and payable to the order of Payee, as amended by that certain Amendment to Promissory Note dated May 2, 1994 (such Promissory Note, as amended, being referred to herein as the $225,000 Note"), and (ii) that certain Promissory Note dated May 2, 1994, in the original stated principal amount of $75,000.00 executed by Maker and payable to the order of Payee (such Promissory Note being referred to herein as the "$75,000 Note" and the $225,000 Note and the $75,000 Note being collectively referred to herein as the "Prior Notes"). Payee acknowledges and states that all amounts of principal and interest, and all other amounts, due and owing under the Prior Notes are now evidenced by the principal amount of this Promissory Note and that the Prior Notes have been paid and cancelled.

         Executed effective the 31st day of August, 1995.



                                             /s/  V. H. VAN HORN
                                        ________________________________________
                                                  V. H. Van Horn

                                                                         "MAKER"


                                        NATIONAL CONVENIENCE STORES
                                         INCORPORATED



                                        By: /s/  A. J. GALLERANO
                                            ____________________________________
                                                  A. J. Gallerano
                                               Senior Vice President -
                                             General Counsel and Secretary


                                                                         "PAYEE"





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THE STATE OF TEXAS                     )
                                       )
COUNTY   OF  HARRIS                    )


         BEFORE ME, the undersigned, a Notary Public, on this day personally appeared V. H. Van Horn, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE on this ___ day of _________________, 1995.

(SEAL)


                                        ________________________________________
                                                  Notary Public in and for
                                                      the State of Texas

                                        My commission expires _________________

THE STATE OF TEXAS                     )
                                       )
COUNTY   OF  HARRIS                    )


         BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared A. J. Gallerano, Senior Vice President - General Counsel and Secretary of National Convenience Stores Incorporated, a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein set forth, and as the act and deed of said corporation.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE on this ___ day of _________________, 1995.

(SEAL)


                                        ________________________________________
                                                  Notary Public in and for
                                                     the State of Texas

                                        My commission expires _________________


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